                                                                     EXHIBIT A

                       MEMBERS OF THE MANAGEMENT BOARD OF
                            INFINEON TECHNOLOGIES AG

     The name, present principal occupation or employment, and the name of any corporation or other organization in which such employment is conducted, of each of the members of the Management Board of Infineon Technologies AG ("Infineon") is set forth below. Each of the members of the Management Board is a citizen of the Federal Republic of Germany. The business address of each of the members of the Management Board is Infineon Technologies AG, St.-Martin-Strasse 53, D-81541 Munich, Germany. Unless otherwise indicated, each occupation set forth opposite an executive officer's name refers to employment with Infineon.

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Management Board Members
--------------------------------------------------------------------------------
Name                                    Position
----                                    --------
-------------------------------------- -----------------------------------------
Dr. Ulrich Schumacher                   Chairman, President and Chief Executive
                                        Officer
-------------------------------------- -----------------------------------------
Peter Bauer                             Executive Vice President, Sales and
                                        Marketing
-------------------------------------- -----------------------------------------
Peter J. Fischl                         Executive Vice President, and Chief
                                        Financial Officer
-------------------------------------- -----------------------------------------
Dr. Sonke Mehrgardt                     Executive Vice President and Chief
                                        Technology Officer
-------------------------------------- -----------------------------------------
Dr. Andreas von Zitzewitz               Executive Vice President and Chief
                                        Operating Officer
-------------------------------------- -----------------------------------------



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                       MEMBERS OF THE MANAGEMENT BOARD OF
                                   SIEMENS AG

     The name, present principal occupation or employment, and the name of any corporation or other organization in which such employment is conducted, of each of the members of the Management Board of Siemens AG ("Siemens") is set forth below. Each of the members of the Management Board is a citizen of the Federal Republic of Germany. The business address of each of the members of the Management Board is Siemens AG, Wittelsbacherplatz 2, D-80312 Munich, Germany. Unless otherwise indicated, each occupation set forth opposite an executive officer's name refers to employment with Siemens.

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Management Board Members

------------------------------------- -----------------------------------------
Name                                  Position
----                                  --------
------------------------------------- -----------------------------------------
Dr. Heinrich v. Pierer                President and Chief Executive Officer
------------------------------------- -----------------------------------------
Dr. Volker Jung                       Components, Information and Communications
                                      Business Segments
------------------------------------- -----------------------------------------
Roland Koch                           Head of Information and Communication
                                      Networks Group
------------------------------------- -----------------------------------------
Edward G. Krubasik, Dr.               Industry and Transportation Business
                                      Segments
------------------------------------- -----------------------------------------
Rudi Lamprecht                        Head of Information and
                                      Communication Mobile Group
------------------------------------- -----------------------------------------
Heinz-Joachim Neuburger               Chief Financial Officer, Head of
                                      Corporate Finance Department
------------------------------------- ------------------------------------------
Prof. Peter Pribilla                  Head of Corporate Human Resources
------------------------------------- ------------------------------------------
Jurgen Radomski                       Health Care and Lighting Business
                                      Segments
------------------------------------- ------------------------------------------
Dr. Uriel J. Sharef                   Head of Power Generation and of Power
                                      Transmission and Distribution
------------------------------------- ------------------------------------------
Dr. Claus Weyrich                     Head of Corporate Technology
                                      Department
------------------------------------- ------------------------------------------
Dr. Klaus Wucherer                    Head of Automation and Drives
                                      Group
------------------------------------- ------------------------------------------

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